UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2017 (February 21, 2017)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850
1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.02

Results of Operations and Financial Conditions.

On February 21, 2017, Eversource Energy issued a news release announcing its unaudited results of operations for the three and twelve month periods ended December 31, 2016, and related financial information for certain of its subsidiaries as of and for the same periods.  A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 7

Regulation FD

Item 7.01

Regulation FD Disclosure.

On February 22, 2017, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the company’s financial performance through the fourth quarter of 2016. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com.  Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	News Release of Eversource Energy dated February 21, 2017.
Exhibit 99.2	Unaudited Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014 and unaudited Consolidated Statements of Income for the three months ended December 31, 2016 and 2015.
Exhibit 99.3	February 22, 2017 presentation slides.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
February 21, 2017	By: /S/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	News Release of Eversource Energy dated February 21, 2017.
Exhibit 99.2	Unaudited Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014 and unaudited Consolidated Statements of Income for the three months ended December 31, 2016 and 2015.
Exhibit 99.3	February 22, 2017 presentation slides.